UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 28, 2007

Capital One Auto Receivables, LLC

Capital One Prime Auto Receivables Trust 2007-1

Capital One Auto Finance, Inc.

(Exact Name of Depositor, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-142062	31-1750007
333-142062-01	51-6589576
(Commission File Number)	(Registrants’ I.R.S. Employer Identification No.)

140 E. Shore Drive, Room 1052-D Glen Allen, Virginia	23059
(Address of Principal Executive Offices)	(Zip Code)

(804) 290-6736

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 28, 2007, Capital One Prime Auto Receivables Trust 2007-1 (the “Trust”), publicly issued U.S.$279,000,000 of Class A-1 5.3444% Asset Backed Notes due on the June 2008 Payment Date, U.S.$325,000,000 of Class A-2 5.43% Asset Backed Notes due on the February 2010 Payment Date, U.S.$308,000,000 of Class A-3 5.47% Asset Backed Notes due on the June 2011 Payment Date, U.S.$283,090,000 of Class A-4 LIBOR + 0.02% Asset Backed Notes due on the December 2012 Payment Date and U.S.$54,910,000 of Class B 5.76% Asset Backed Notes due on the December 2013 Payment Date (the “Notes”) pursuant to a registration statement (No. 333-142062) declared effective on May 21, 2007. The lead managers for the issuance of the Notes were Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representatives”). Capital One Auto Receivables, LLC (the “Registrant”) paid the underwriters a fee of U.S.$1,912,710.00 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,248,052,365.07, were used by the Trust to purchase a pool of motor vehicle installment loans secured by a combination of new and used automobiles, light-duty trucks and motorcycles originated by Capital One Auto Finance, Inc. (“COAF”), which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Prime Auto Receivables Trust 2007-1 by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2007	CAPITAL ONE AUTO RECEIVABLES, LLC

	By:	/s/ Richard Johns
	Name:	Richard Johns
	Title:	Assistant Vice President

June 28, 2007	CAPITAL ONE PRIME AUTO RECEIVABLES TRUST 2007-1

By: Capital One Auto Receivables, LLC, Depositor of the Capital One Prime Auto Receivables Trust 2007-1

	By:	/s/ Richard Johns
	Name:	Richard Johns
	Title:	Assistant Vice President

S-1

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement dated June 12, 2007, among the Registrant, COAF and the Representatives.

1.2	Terms Agreement dated June 14, 2007, among the Representatives, the Registrant and COAF.

3.1	Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference to Registrant from Periodic Report on Form 8-K, Registration Statement file no. 333-54736, dated March 13, 2001).

4.1	Amended and Restated Trust Agreement dated June 28, 2007, between the Registrant and the Wilmington Trust Company, not in its individual capacity but solely as owner trustee.

4.2	Indenture dated June 28, 2007 between the Trust and Deutsche Bank Trust Company Americas, as the indenture trustee (the “Indenture Trustee”) (including forms of Notes).

10.1	Purchase Agreement dated June 28, 2007 between COAF and the Registrant.

10.2	Sale and Servicing Agreement dated June 28, 2007 between the Trust, COAF, the Registrant and the Indenture Trustee.

10.3	Administration Agreement dated June 28, 2007 among the Trust, COAF, as the administrator, and the Indenture Trustee.

10.5	ISDA Master Agreement dated as of June 28, 2007 between the Issuing Entity and Merrill Lynch Capital Services, Inc. (the “Swap Counterparty”).

10.6	Schedule to the ISDA Master Agreement dated as of June 28, 2007 between the Issuing Entity and the Swap Counterparty.

10.7	The Class A-4 Swap Transaction Confirmation dated as of June 28, 2007 between the Issuing Entity and the Swap Counterparty.

25.1	Statement of Eligibility on Form T-1 of Deutsche Bank Trust Company Americas as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-142062, filed on June 13, 2007).